UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2017

PARATEK PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36066	33-0960223
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Park Plaza Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

(617) 807-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2017, Paratek Pharmaceuticals, Inc. (the “Company”) announced several leadership promotions, including the promotion of Evan Loh, age 57, to President, Chief Operating Officer and Chief Medical Officer of the Company, effective January 1, 2017. Prior to the promotion, Dr. Loh served as the Company’s President and Chief Medical Officer since October 2014. Dr. Loh was appointed President of the Company in June 2014 and Chief Medical Officer in June 2012 and was the Chairman of the Board of Directors of the Company from June 2012 to June 2014. From October 2009 to January 2012, Dr. Loh served as Senior Vice President, Development and Strategic Operations, Worldwide Research and Development, at Pfizer Inc. From January 2007 to October 2009, Dr. Loh was Vice President, Clinical Research & Development at Wyeth. He is the 2006 recipient of the Heroes of Chemistry Award from the American Chemical Society for his leadership role at Wyeth in the clinical development of Tygacil. He currently serves as a member of the board of directors of Nivalis Therapeutics, Inc.  Dr. Loh has served as a faculty member at both Harvard Medical School and the University of Pennsylvania School of Medicine. Dr. Loh received his A.B. from Harvard College and his M.D. from Harvard Medical School. He completed his Internal Medicine and Cardiovascular fellowship training at Brigham and Women’s Hospital.

Dr. Loh continues to be employed under an employment agreement with the Company entered into on February 4, 2015, which is filed as an exhibit to the Company’s 10-K for the year ended December 31, 2014. Dr. Loh does not have any family relationship with any of the directors or executive officers of the Company. Dr. Loh is not party to any related party transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure

On January 4, 2017, the Company issued a press release relating to the promotions of certain members of its executive leadership team, including Dr. Loh, which is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Number	Description

99.1	Press release issued by Paratek Pharmaceuticals, Inc. regarding changes in its executive leadership team

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARATEK PHARMACEUTICALS, INC.

Date: January 4, 2017	By:	/s/ William M. Haskel
William M. Haskel
SVP, General Counsel and Corporate Secretary

EXHIBIT INDEX

Number	Description

99.1	Press release issued by Paratek Pharmaceuticals, Inc. regarding changes in its executive leadership team